EXHIBIT 10.1

AGREEMENT OF PURCHASE AND SALE OF SHOPPING CENTER

(Landstown Commons, Virginia Beach, Virginia)

This Agreement of Purchase and Sale of Real Property (the “Agreement”) is dated as of the 18th day of November, 2010 (the “Effective Date”) and is entered into by the following parties:

SELLER :

MOUNTAIN VENTURES VIRGINIA BEACH, LLC a Delaware limited   liability company

BUYER :

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, or its nominee

The Property.

The property to be purchased by Buyer shall consist of the following:  (a) that certain real property legally described on Exhibit “A” attached hereto, consisting of approximately 52.95 acres of land, and 409,842 square feet of net rentable square feet, and located at 3334 Princess Anne Road, Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”),  (b) all of the right, title and interest of Seller in, to and under all Leases (as defined in subsection 5(a) below) of the Property, (c) all improvements located upon the Property, (d) all personal property, if any, owned by Seller and used in connection with the Property, (e) all shrubs, trees, plants and other landscaping located upon the Property,  (f) all easements, rights of way, and other rights appurtenant to the Property, and (g) all of the right, title and interest of Seller in and to the name Landstown Commons Shopping Center.

Closing; Escrow.

(a)

The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur at the Chicago, Illinois office of the Title Company (as hereinafter defined), on the first business day which is five (5) business days following the expiration of the Due Diligence Period (as hereinafter defined), or on or before February 28, 2011, if Seller elects to extend the date of Closing upon delivery of written notice thereof to Buyer no later than December 15, 2010.

(b)

The Closing shall occur in accordance with the general provisions of the usual form of deed and money escrow agreement then in use by the Title Company with such special provisions inserted in the escrow agreement as may be required to conform to the terms of this Agreement.  Upon the creation of such escrow, anything herein to the contrary notwithstanding, payment of the Purchase Price (as hereinafter defined) and delivery of the deed shall be made through the escrow and the Earnest Money (as hereinafter defined) shall be deposited into the escrow.  Counsel for the respective parties are hereby authorized to execute the escrow trust instructions, as well as amendments thereto.  Each of Seller and Buyer agrees to comply with the requirements of the Title Company relative to closing the transaction contemplated by this Agreement as a so-called “NY Style” closing.  The cost of the escrow, and all “NY Style” closing fees, shall be divided equally between Seller and Buyer.

Consideration.

The consideration to be paid to Seller by Buyer for the purchase of the Property (the “Purchase Price”) shall be the sum of NINETY-THREE MILLION AND NO/100 DOLLARS ($93,000,000.00).  The Purchase Price shall be satisfied as follows:

(c)

Buyer shall deposit with Chicago Title and Trust Company, 171 North Clark Street, Chicago, Illinois Attention: Nancy Castro, Resident Vice President (the “Earnest Money Escrowee”), earnest money in the amount of One Million Two Hundred Thousand and no/100 Dollars ($1,200,000.00) (the “Earnest Money”) for the mutual benefit of the parties.  The disposition of the Earnest Money shall be governed by the terms of this Agreement from and after the date hereof.  In the event the Earnest Money Escrowee receives Buyer’s written notice that Buyer has elected to terminate this Agreement in accordance with the terms of this Agreement, the Earnest Money and any interest earned thereon shall be returned to Buyer.  The Earnest Money, at Buyer’s option, shall be held by the Earnest Money Escrowee in an interest bearing account (any interest shall be paid to Buyer).  At Buyer’s option, the Earnest Money shall either, be applied to the Purchase Price and paid to Seller in cash at Closing; or the full amount of the Purchase Price (after adjustments and credits) shall be funded by Buyer and the Earnest Money shall be released to Buyer.

(d)

At Closing, a cash payment in the amount of the purchase Price plus or minus prorations, credits and adjustments as provided in Section 8 and elsewhere in this Agreement, by wire transfer or other immediately available United States funds.

Inspection Rights.

From and after the date hereof through the expiration of the Due Diligence Period, Buyer may cause one or more engineers, architects, auditors, appraisers and/or other experts of its choice to inspect any documents related to the Property and to inspect, examine, survey, obtain engineering inspections on, obtain environmental reports for, appraise, audit and otherwise perform such activities which, in the opinion of Buyer, are necessary to determine the condition of the Property and to determine the suitability of the Property for the uses and investment intended by Buyer; except that, notwithstanding the foregoing, in conducting such activities, Buyer shall not interfere with the business of Seller or the business of Seller’s tenants.  Buyer shall defend, indemnify and hold harmless Seller from and against any and all liability, loss, cost, expense and damage (including, without limitation, reasonable attorneys’ fees) suffered or incurred by Seller and caused by Buyer or its representatives or any of their respective employees or agents in connection with such activities, and, without limitation of the foregoing, Buyer shall repair any damage to the Property caused by any such activities.  Buyer shall provide Seller with an insurance certificate prior to its entry onto the Property for the purposes described by this Section 4.  Seller agrees to make its books and records relating to the Property available for inspection and audit by Buyer or its agents and to execute and deliver (at the time of completion of the KPMG audit) the audit letter in favor of KPMG (Buyer’s auditors) in the form attached hereto as Exhibit “L,” and made a part hereof (the covenants of Seller described by this sentence shall survive the Closing). Buyer may review and make copies of any of Seller’s files, books and records relating to the Property.  Buyer agrees that all confidential information received from Seller and relating to the Property shall be held in confidence (except as disclosure may be required by law) whether or not this Agreement is terminated for any reason.

Seller’s Required Pre-Closing Deliveries.

Within five (5) days of the Effective Date Seller shall deliver to Buyer the following (which, along with the Preliminary Commitment referred to in subsection 6(a) hereof and the Survey (as hereinafter defined), are referred to herein as “Pre-Closing Deliveries”):

(e)

copy of the leases described upon the Rent Roll attached hereto as Exhibit “E,” and made a part hereof (respectively, the “Lease,” and collectively, the “Leases”) affecting the Property (and subleases and license agreements in Seller’s possession) together with all modifications and amendments thereof;

(f)

a certification from Seller (pursuant to the terms of the Rent Roll) setting forth the name of each tenant at the Property and the date of the Leases and any modifications or amendments thereto, the amount of rent payable by each tenant throughout the term of its respective Lease, any concessions granted to the tenants and not fully paid to such tenants as of the Effective Date, the amount of security deposits, if any, (or a certification that Seller is not holding any security deposits), the expiration date of the Leases, and the existence of any options to renew or extend the term of the Leases or to purchase all or any part of the Property and such information with respect to any subtenant if Seller has knowledge thereof;

(g)

a certification by Seller that there are no employees of Seller at the Property;

(h)

a certification by Seller that, other than as disclosed to Buyer, there are no service agreements, maintenance contracts or other similar agreements affecting the Property;

(i)

copies of the most recent tax bill for the Property, together with copies of any notice of assessments received by Seller, or any other information relative to taxes assessed against the Property;

(j)

copies, if any, of any environmental reports, architectural drawings, plans and specs or any similar document in Seller’s possession relating to the Property, or in the alternative, a certification from Seller that no such reports, drawings, plans or specifications are in Seller’s possession;

(k)

a certification from Seller that there is no personal property of Seller located at the Property other than incidental janitorial equipment and supplies, light bulbs and other replacement parts and the like, if any;

(l)

the most current survey of  the Property and a copy of the most current title commitment or owner’s title insurance policy relative to the Property, if any, that are in Seller’s possession or control;

(m)

copies of any insurance policies or certificates insuring the Property, whether purchased by Seller or (to the extent in Seller’s possession) by the tenants under the Leases;

(n)

copies of certificates of occupancy for each tenant at the Property in Seller’s possession and copies of any building code violations received by Seller with respect to the Property during the last two years and evidence reasonably acceptable to Buyer regarding whether such violations have been corrected, or a certification from Seller that it has not received any notice of building code violations;

(o)

the materials described on Buyer’s Due Diligence Checklist, attached hereto as Exhibit “F,” and made a part hereof; and

(p)

as applicable (depending upon the number of years the Property has been operating), an operating statement for the Property for the two calendar years prior to the year of the Effective Date hereof, and monthly operating statements for the Property for each month of the year of the Effective Date.  Such statements shall include reasonable detail of all items of income and expense, as well as all items of capital expenditures made during the relevant periods.

Title and Survey Matters.

(q)

Preliminary Title Report; Permitted Exceptions.

Buyer shall, at Seller’s expense, as soon as practicable after the Effective Date of this Agreement, furnish to Buyer and Seller a preliminary commitment for title insurance dated not sooner than the Effective Date and applicable to the Property (the “Preliminary Commitment”) issued by Chicago Title Insurance Company (the “Title Company”).  The Title Company shall also provide to Buyer copies of all plats and other documents constituting title exceptions as disclosed in the Preliminary Commitment.  As used in this Agreement, the term “Permitted Exceptions” shall mean and refer to:

(i)

general real estate taxes not due and payable;

(ii)

the Leases and any modifications or amendments of the Leases, and any subleases of which Seller has provided notice of the existence to same to Buyer; and

(iii)

any covenants, conditions, restrictions, easements or other matters affecting title to the Property, disclosed on the Preliminary Commitment or the Survey and approved or deemed approved by Buyer.

Not later than the earlier of (x) ten (10) days following Buyer’s receipt of the later to be received of the Preliminary Commitment or the Survey (defined below) or (y) the expiration of the Due Diligence Period, Buyer will give notice to Seller (“Buyer’s Title Objection Notice”) of those exceptions to title shown on the Preliminary Commitment or the Survey which are not approved by Buyer, and Buyer shall furnish to Seller a copy of the Preliminary Commitment and the Survey with such notice.  Failure of Buyer to give such notice within the time stated above shall constitute approval of all matters shown on the Preliminary Commitment and the Survey as

Permitted Exceptions (other than the liens described in the following paragraph) and failure of Buyer to object to an exception or other matter in the Buyer’s Title Objection Notice shall constitute approval of such exception or other matter (other than the liens described in the following paragraph).  Within ten (10) days following Seller’s receipt of Buyer’s Title Objection Notice, Seller shall give notice to Buyer (“Seller’s Cure Notice”) as to which, if any, objections raised in Buyer’s Title Objection Notice, Seller is willing to cure, and if Seller shall fail to timely give the Seller’s Cure Notice, Seller shall be deemed to have declined to cure all objections raised in the Buyer’s Title Objection Notice.  Within ten (10) days after Seller shall have declined, or been deemed to have declined, to cure any objection raised in Buyer’s Title Objection Notice, Buyer may terminate this Agreement by notice to Seller and such termination shall be governed by subsection 7(b) the same as if it was a termination pursuant to Section 7, and if Buyer shall not so terminate this Agreement then all of the objections which Seller shall have declined, or shall have been deemed to have declined, will constitute Permitted Exceptions.

Notwithstanding the foregoing, as used in this Agreement, the “Permitted Exceptions” shall not include any mortgage lien, mechanics’ lien or judgment lien against the Property. In the event any such mortgage lien, mechanics’ lien or judgment lien appears on the Preliminary Commitment or otherwise arises with respect to the Property on or prior to the Closing, Seller shall, at its expense and on or prior to the Closing, cause such mortgage lien, mechanics’ lien or judgment lien to be removed from the title insurance policy, as applicable, to be delivered to Buyer at the Closing, either by satisfying such lien out of the proceeds payable to Seller at the Closing or by causing the Title Company to insure over such mortgage lien, mechanics’ lien or judgment lien, as applicable.

(r)

Manner of Conveyance; Identity of Grantee.

At Closing, Seller shall deliver to Buyer a Special Warranty Deed with respect to the Property.  On or prior to five (5) business days prior to the Closing date, Buyer shall, subject to subsection 18(h) below, notify Seller in writing of the identity of Buyer’s grantee for the Property.

(s)

Survey.

Seller shall, at Seller’s expense as soon as practicable after the Effective Date, obtain an update to Seller’s existing as-built survey of the Property, and containing a certification in the form attached hereto as Exhibit “H,” and made a part hereof, and containing such Table A Options as therein described (the “Survey”).  In addition, the Survey shall indicate whether or not the Property or any part thereof is located within a flood plain area, and the surveyor shall prepare and deliver elevation certificates in favor of Buyer.  The Survey shall be certified to the Title Company, Buyer, Buyer’s lender, and Buyer’s grantee, if applicable.

(t)

Title Insurance Policy.

As a condition precedent to Buyer’s obligation to close the transactions contemplated hereby, at Closing, there shall have issued to the grantee of the Property, at the sole cost and expense of Seller, a hand-marked and signed (by the title underwriter) owner’s title insurance policy for the Property in the most current ALTA form issued by the Title Company, in the amount of the Purchase Price and showing title to the Property in Buyer’s designated nominee (as identified pursuant to subsection 6(b) above), subject only to the Permitted Exceptions, and with extended coverage over all standard, or general exceptions (the “Title Policy”).  The Title Policy shall also contain an affirmative endorsement insuring that there are no violations of restrictive covenants, if any, affecting the Property, and extended coverage over the standard pre-printed exceptions and the following described endorsements: 3.1 zoning with parking and loading docks, survey, tax parcel (PIN), contiguity, access, tax deed (non-extinguishment of easement rights), creditor’s rights, Fairway, environmental liens, deletion of arbitration, subdivision, location, comprehensive, and utility facility.

(u)

Phase I.

Within 5-days of the full execution of this Agreement, Seller shall deliver to Buyer copies of existing “Phase I” and “Phase II” (if applicable) environmental site assessments in regard to the Property.  Buyer shall order and obtain prior to the expiration of the Due Diligence Period, an updated Phase I, at Seller’s expense (not to exceed $3,000.00).

Buyer’s Rights to Terminate this Agreement.

(v)

If Buyer is not satisfied for any reason, or for no reason, in any respect, in the judgment of Buyer, with the results of its inspections described in Section 4, above, or with the content of the Pre-Closing Deliveries described in Section 5, hereof or with the Preliminary Commitment or Survey delivered pursuant to Section 6, hereof, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller and Earnest Money Escrowee on or prior to 5:00 P.M., Chicago, Illinois local time on or before January 18 , 2011 (the “Due Diligence Period”).

NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EARNEST MONEY ESCROWEE IS HEREBY AUTHORIZED AND DIRECTED TO RELEASE THE EARNEST MONEY TO BUYER IMMEDIATELY (WITHOUT FURTHER AUTHORIZATION FROM SELLER) UPON RECEIPT BY EARNEST MONEY ESCROWEE OF BUYER’S NOTICE OF TERMINATION OF THE AGREEMENT ON OR PRIOR TO 5:00 P.M. (CHICAGO, ILLINOIS TIME) ON JANUARY 18, 2011.

(w)

Upon termination of this Agreement pursuant to this Section 7; (i) the Earnest Money (and all interest earned thereon, if any) shall immediately be returned to Buyer by the Earnest Money Escrowee, (ii) neither party shall have any further liability or obligation to the other except for the Post-Termination Obligations, as hereinafter defined in subsection 7(c), and (iii) Buyer, upon five-days prior written notice from Seller, shall return to Seller any documents received from Seller, and shall thereafter keep all confidential information received as a result  of its inspection in confidence.  Nothing contained in Section 4, or this Section 7, regarding Buyer’s confidentiality obligations shall prohibit or restrict Buyer from disclosing any confidential information received by Buyer from Seller to lawyers, accountants, auditors or other professionals utilized by Buyer as part of its due diligence investigations, or any lender or due diligence officer or personnel of any broker-dealer for the sale of securities or as may be required by law or by SEC reporting requirements.

(x)

As used in this Agreement, the “Post-Termination Obligations” shall mean and refer to the indemnity and repair provisions of Section 4, the indemnity provisions of Section 14 hereof, and Buyer’s confidentiality obligations described under Section 4 and subsection 7(b), hereof.  Such Post-Termination Obligations shall survive any termination of this Agreement.

Prorations and Adjustments.

The following items shall be prorated and adjusted (on a per diem basis unless otherwise stated) between Buyer and Seller at the Closing:

(y)

Security Deposits.  Security deposits under the Leases shall be credited to Buyer at Closing.

(z)

Real Estate Tax Expense.  Real estate property taxes and assessments due and payable prior to the date of Closing shall be paid in full on or prior to the Closing date.  Real estate property taxes and assessments accrued and assessed against the Property but not yet due and payable shall be accounted for and prorated as of the date of Closing on the basis of the most currently issued (at the time of Closing) real estate tax bills and the net credit to Buyer shall be paid in cash or as a credit against the Purchase Price.  The real estate taxes shall be prorated within ninety (90) days of issuance of the actual tax bills.

(aa)

Assessments.  If any general or special assessments (as contrasted to ad valorem taxes) are payable in installments, the parties shall prorate the amount of the installment next due as if payable in arrears.

(bb)

Revenues.  Rent, percentage rent and reimbursements for real estate tax charges, common area maintenance charges, insurance premiums, utilities and other lease charges shall be accounted for and prorated as follows: except as otherwise provided in this Agreement, Buyer shall be entitled to all rents, percentage rent, miscellaneous income and reimbursements for real estate tax charges, common area maintenance charges, insurance premiums, utilities and other lease charges paid as of the date of Closing and attributable to the period on and after the Closing, and Seller shall be entitled to all such items, if any, relating to the period prior to the Closing.  At Closing, Seller shall credit Buyer in an amount equal such prorated rent and reimbursements paid through the end of the month in which Closing occurs.  Any amounts received after Closing from tenants under Leases by Seller or Buyer attributable to the month of Closing shall be prorated and the amount due the other party shall be remitted to that party within ten (10) days following receipt thereof.

Within one hundred twenty (120) days following the end of the calendar year 2010, Seller shall determine (the “2010 Reconciliation”) the sums, if any, which are payable by tenants under Leases or by the owners or occupants of any outparcels (“CAM Parties”) for maintenance expenses, operating expenses, insurance and taxes (“CAM”) for calendar year 2010.  Upon receipt, the annual reimbursements due from tenants shall be applied and remitted based upon a Buyer and Seller percentage that is in the same proportion as the actual CAM expenses paid by each.  For example, if Seller’s actual CAM expenses were $800 and Buyer’s actual CAM expenses were $200, then Seller’s percentage would be 80% and Buyer’s percentage would be 20%.  From said amounts, the prorated monthly deposits actually received from CAM Parties by Seller and Buyer for calendar year 2010 shall be subtracted from the Buyer and Seller amounts calculated in the preceding two sentences.  If the 2010 Reconciliation shows that the CAM Parties are owed a refund of CAM by Seller, such amount owed shall be paid to Buyer within thirty (30) days of receipt or preparation of the 2010 Reconciliation worksheet(s) detailing the calculation of same.  If the 2010 Reconciliation shows that CAM Parties owe additional CAM charges to Seller, Buyer shall provide the 2010 Reconciliation worksheet(s) within ten (10) business days of receipt or preparation of the 2010 Reconciliation to the tenants and shall be responsible for collecting such additional CAM charges and shall pay to Seller within thirty (30) days any such amounts collected by Buyer.  If the Closing occurs in 2011, then within one hundred twenty (120) days following the end of the calendar year 2011, Buyer shall determine (the “2011 Reconciliation”) the sums, if any, which are payable by CAM Parties for CAM for calendar year 2011 and the procedures described in this paragraph shall also apply to the 2011 Reconciliation.

(cc)

Percentage Rent.  The proration of any percentage rent paid by a tenant under its Lease shall be separately calculated on the basis of the fiscal year set forth in such tenant’s Lease for the determination and payment of percentage rent and the number of days within the fiscal year that the Property was owned by Seller.

(dd)

Past Due Amounts.  Seller shall not receive any credit at Closing with respect to any unpaid accrued rents, percentage rents and reimbursements for common area maintenance charges, insurance premiums and other lease charges owing from tenants of the Property as of the Closing date which are more than thirty (30) days past due. Seller shall not retain any security deposits or prepaid rent to offset any unpaid accrued rent or other unpaid amounts.

With respect to any such unpaid amounts, (x) Seller shall retain the right, at its expense, to sue the applicable tenant for collection of any such unpaid amounts and, to the extent the applicable lease permits, collection costs and interest (and, in such regard, Buyer agrees to cooperate reasonably with any efforts by Seller to collect the aforesaid unpaid amounts; provided, however, Seller shall not be entitled to sue for possession), and provided further that Seller shall reimburse Buyer for any cost or expense incurred by Buyer in connection with such cooperation, and (y) if Buyer collects any such unpaid amounts, Buyer shall promptly pay such amounts to Seller (and in such regard, if Buyer receives any amount from a tenant of the Property as to which such tenant specifically informs Buyer in writing to which lease obligation such payment is to be applied (which writing may be by notation on a check or check stub or similar method of identifying the rent or other obligation intended to be paid), Buyer shall so apply such payment; if such tenant does not so inform Buyer relative to how a particular payment is to be applied, Buyer shall be entitled to apply such payment first, on account of past due amounts owed to Buyer; second, on account of current amounts owed to Buyer; and third, on account of past due amounts owed to Seller).

(ee)

Expense prorations - Except insofar as the same constitute expenses pro ratable under subsection 8(d) or 8(f) above, utility charges and deposits, fuels and all other items of expense customarily prorated on the transfer of properties similar to the Property shall be prorated on an accrual basis as of the Closing date on the basis of the most recent ascertainable bills or on other reliable information with respect to each item of expense.

(ff)

Purpose and Intent.  The purpose and intent as to the provisions of prorations and adjustments set forth in this Section 8 and elsewhere in this Agreement is that Seller shall bear all expenses of ownership and operation of the Property and shall receive all income therefrom accruing through midnight of the day preceding the Closing and Buyer shall bear all such expenses and receive all such income accruing thereafter.  For purposes of calculating prorations and adjustments, Buyer shall be deemed to be in title to the Property, and therefore entitled to income therefrom and responsible for the expenses thereof, for the entire day on which the Closing occurs provided that Seller receives the funds due to Seller at Closing at or prior to 4:00 p.m., Chicago, Illinois time, on the Closing date, it being understood and agreed that, if the funds are received after such time on the Closing date, Seller shall be deemed in title to the Property as aforesaid for the entire day on which the Closing occurs.  Except as otherwise described, all prorations and adjustments shall be final, except that, in the event of any computational mistake or error, the parties shall make an appropriate adjustment(s) in cash between them to correct such mistake or error promptly after the discovery thereof.

(gg)

Post-Closing Tenant Dispute.  In the event that on or prior to the first anniversary of the Closing Date a tenant of the Property exercises any right that it might have under its lease to inspect or audit the common area maintenance expenses for the Property for any reconciliation period prior to the Closing Date, Buyer shall promptly notify Seller of such exercise.  Seller, at the cost and expense of Seller, shall have the right to fully participate in, and at its election, take over the management and defense of, such inspection or audit and any litigation, mediation and/or arbitration proceedings resulting from such inspection or audit.  Buyer shall reasonably cooperate with the efforts of Seller in connection with any such inspection, audit, litigation, mediation and/or arbitration proceeding and shall utilize reasonable efforts to minimize or mitigate any liability of Seller hereunder.  Seller hereby covenants and agrees to indemnify and hold harmless Buyer from and against any liabilities Buyer shall suffer as a result of any refund of common area costs or payment of costs and expenses with respect to any period prior to the Closing Date as a result of any such inspection or audit initiated and with the results articulated to Buyer on or prior to the first anniversary of the Closing Date.

(hh)

The provisions of this Section 8 shall not be merged into the Deed delivered by Seller at Closing and shall survive the Closing for a period of 24-months from the Closing Date.

Costs to Buyer and Seller.

(ii)

At Closing, Seller shall pay the following:

(i)

one-half of all escrow fees and one-half of all “NY Style” closing fees;

(ii)

the Virginia recording tax (so-called Grantee Tax); and Grantor’s Tax;

(iii)

the cost of recording releases of any mortgage or other liens, or of any other instruments, that do not constitute Permitted Exceptions;

(iv)

the costs of Seller’s counsel;

(v)

the costs of the Survey;

(vi)

the costs of the Phase I (not to exceed $3,000.00);

(vii)

all title insurance, search and exam fees, work charges, copy charges and policy issuance premiums; and

(viii)

the costs of the Broker (as hereinafter defined).

(jj)

At Closing, Buyer shall pay the costs of Buyer’s due diligence investigations, Buyer’s counsel, all recording or filing fees (other than recording taxes and fees for which Seller is responsible as provided in subsection 9(a) above),  one-half of all escrow fees,  and one-half of all “NY Style” closing fees.

Conditions Precedent to Buyer’s Obligation.

Buyer’s obligation to perform under this Agreement is subject to and contingent upon the following described matters.  In the event such conditions are not satisfied, Buyer may terminate this Agreement by written notice to Seller prior to Closing, and upon any such termination the Earnest Money shall immediately be returned to Buyer and this Agreement shall be null and void, except for the provisions hereof that expressly survive the termination of this Agreement.

(kk)

Title Condition of the Property.

The Title Company’s issuing or committing to issue the Title Policy insuring that fee simple title to the Property is vested in Buyer as required in subsection 6(d) hereof.

(ll)

Completeness, Truth and Accuracy.

The completeness, truth and accuracy in all material respects, of the Rent Roll, and any certifications, schedules, covenants and statements prepared and executed by Seller as part of the Pre-Closing Deliveries, the completeness in all material respects of the Leases delivered by Seller as part of the Pre-Closing Deliveries, the completeness, truth and accuracy in all material respects, when made of the representations of Seller contained in Section 11 hereof, and the performance by Seller, to the extent possible by the date of Closing, of the covenants contained in Section 11 hereof. It shall be a condition to Buyer’s obligation to close with respect to the Property that, at the Closing, Seller shall deliver to Buyer a Certificate that shall confirm the truth and accuracy in all material respects, as of Closing, of Seller’s representations contained in this Agreement (reflecting such changes as may have occurred between the Effective Date and the Date of Closing), and the representations contained in such certificate, as well as any continuing obligations of Seller hereunder, shall survive the Closing for a period of twelve (12) months.

(mm)

Other Conditions.

The other conditions to Buyer’s obligation to close as set forth in subsection 7(a), Section 15, Section 16, or elsewhere in this Agreement, including the performance by Seller of all its obligations hereunder in all material respects, being satisfied.

(nn)

Estoppels.

The receipt by Buyer of the tenant and REA estoppel letters described in subsection 16(a) and subsection 16(b), hereof.

(oo)

No Litigation. That as of the date of Closing, there shall not be any litigation threatened or pending against Seller as of the Date of Closing related to the Property or any Lease.

(pp)

No Default. That as of the date of Closing, neither Seller (as landlord) nor any tenant or guarantor under a Lease, shall be in material default thereunder.

Representations and Covenants of Seller.

Seller hereby makes the following representations and covenants to Buyer with regard to the Property, all of which representations and covenants shall be deemed remade as of Closing and shall survive the Closing for a period of twelve (12) months:

(qq)

As of the date hereof, (i) Seller, to its knowledge, is not aware of and has received no building code violation notices with respect to the Property (other than notices of violations which have been removed or corrected); and (ii) Seller, to its knowledge, is not aware of and has received no notices of any action or governmental proceeding in eminent domain (except as described in Exhibit “K”), or for a zoning change, which would affect the Property.

(rr)

As of the date hereof, there are no leases or rental agreements affecting the Property other than the Leases delivered by Seller to Buyer pursuant to subsection 5(a) above.  Except as noted on the schedule of Leases delivered by Seller to Buyer, the Leases generally require the tenants thereunder to pay a pro rata share of taxes, insurance and common area expenses directly to Seller, as landlord under the Leases.  The Leases do not grant the tenants a right to purchase all or any part of the Property.  Between the date hereof and the earlier of the Closing date or the termination of this Agreement, Seller shall not amend, modify or terminate the Leases, or enter into new leases, of space at the Property, other than in accordance with subsection 16(e) below.  As of the date hereof, Seller is the holder of all of the landlord’s right, title and interest in, to and under the Leases (except as encumbered by Seller's existing financing, which is to be satisfied in connection with the Closing). Seller has not received, nor is Seller aware of, any claim from any tenant under the Leases alleging any type of default by the landlord under the Leases or demanding any work or payment from landlord.

(ss)

Except as may be disclosed in the Pre-Closing Deliveries, there are no persons employed by Seller in connection with the operation of the Property, and except as may be disclosed in the Pre-Closing Deliveries, there are no maintenance, advertising, management, leasing, employment, or service contracts affecting the Property that will be in effect at Closing unless expressly assumed in writing by Buyer.  Otherwise, Seller shall terminate any such employee and any such contracts (not expressly assumed by Buyer) at or prior to Closing.

(tt)

That (i) Seller has the capacity and requisite authority to enter into and carry out this Agreement and the transactions contemplated hereby and will provide evidence thereof to Buyer at Closing; (ii) Seller owns fee simple title to the Property subject to all matters of record; and (iii) no third party has any right to purchase all or any part of Property.

(uu)

Except as otherwise expressly provided herein, Seller shall not further encumber the Property or any of the improvements or personal property located thereon.  Between the date of this Agreement and the earlier of the Closing date or the termination of this Agreement, Seller shall not voluntarily create any exception to title to the Property.

(vv)

To the best of Seller’s knowledge, as of the date hereof, there is no suit, action or arbitration, or legal or other proceeding or governmental investigation, pending which materially and adversely affects the Property.

(ww)

To the best of Seller’s knowledge, as of the date hereof, there exists at the Property no violation of any applicable federal, state or local law, statute, ordinance, rule or regulation regulating the use, generation, storage, handling or disposal of any hazardous wastes, toxic, hazardous or dangerous substances or similar substances or materials defined as hazardous, toxic or environmentally unsafe under any of the aforesaid laws, statutes, ordinances, rules or regulations.

(xx)

No change in the manner of calculation of percentage rent will occur from the date of delivery of the Pre-Closing Deliveries under Section 5 hereof, through the date of Closing, except as expressly set forth in the Leases.

(yy)

Seller hereby agrees to indemnify, defend and hold harmless Buyer from and against any and all claims, losses, costs and expenses arising in regard to any unpaid sales tax lien owed to the Commonwealth of Virginia Department of Revenue and based upon sales made during the period of time the Property was owned by Seller.

(zz)

There exist no non-recorded development, cost-sharing, recapture or like-agreements burdening either Seller or the Property that will survive the Closing of the transactions described by this Agreement.

(aaa)

There are no claims for brokerage commissions, finders’ fees, or similar compensation in connection with this Agreement based on any arrangement or agreement entered into by Seller and binding upon Buyer, except as set forth in Section 14, hereof.

(bbb)

 The following spaces are now and may remain vacant shells: LF-105, L-101, V-101, OF-4001.  All other tenant space has been or will be built out as of the date of Closing, excluding proposed Outparcel B tenant space.

Possession; Closing Documents.

(ccc)

Possession.  Full possession of the Property (subject to the rights of the tenants under the Leases and any other Permitted Exceptions) shall be delivered to Buyer by Seller at Closing.

(ddd)

Seller’s Closing Documents.  At Closing, Seller shall deliver, or cause to be delivered, to Buyer the following, each in form reasonably acceptable to Buyer:

(i)

A Special Warranty Deed with regard to the Property.

(ii)

An Assignment of Leases executed by Seller and in the form of Exhibit “B,” attached hereto and relating to the Leases (which instrument shall also be executed by Seller’s managing agent, if any), and the original Leases.

(iii)

As to any warranties for materials and workmanship (e.g. roof, HVAC, parking lot), copies thereof and an assignment executed by Seller of all of its right, title and interest in, to and under the same, and also the original transfer of such warranties assented to by the material and/or service provider at no cost or expense to Buyer.

(iv)

All as-built plans and specifications, if any, relative to the Property in the possession or control of Seller.

(v)

All certificates of occupancy, building permits and similar governmental approvals affecting the Property in Seller’s possession or control.

(vi)

A Closing and Proration Statement conforming to the proration and other relevant provisions of this Agreement.

(vii)

Letters to the tenants of the Property in the form attached hereto as Exhibit “I,” and made a part hereof.

(viii)

The tenant estoppel letters required to be delivered pursuant to subsection 16(a) hereof and all additional tenant estoppel letters and REA Estoppel letters required to be delivered pursuant to subsection 16(b) hereof.

(ix)

Such other documents and instruments as may reasonably be required by Buyer and the Title Company and which may be necessary to consummate this transaction and otherwise to effect the agreements of the parties hereto.

(x)

If the KPMG audit is then completed, the Seller-executed audit letter.

(eee)

Buyer’s Closing Documents.

At Closing, Buyer shall deliver, or cause to be delivered, to Seller, the following in form and substance reasonably acceptable to Seller:

(i)

Cash on account of the Purchase Price (by wire transfer or other immediately available United States funds) as required by Section 3 above.

(ii)

An Assignment and Assumption of the Leases executed by Buyer and in the form of Exhibit “B,” attached hereto, and relating to the Leases in effect at Closing.

(iii)

An assumption by Buyer of the warranties and contracts that are being assigned to Buyer.

(iv)

A Closing and Proration Statement conforming to the proration and other relevant provisions of this Agreement.

(v)

Such other documents and instruments as reasonably may be required by Seller and the Title Company and which may be necessary to consummate this transaction and otherwise to effect the agreements of the parties hereto.

Default.

(fff)

Seller Default Discovered Prior to Closing.  If, on or before the Closing date, (x) Buyer is or becomes aware that any of the representations and warranties made by Seller in this Agreement, or in any document or instrument executed by Seller and delivered to Buyer in connection with this Agreement or the Closing hereunder, including the representations made in Section 11 hereof, are not true and correct in all material respects, or (y) Buyer is or becomes aware that there is any material inaccuracy in any, certifications, schedules, covenants or statements prepared and executed by Seller as part of the Pre-Closing Deliveries, or (z) Seller has failed to perform in any material respect any of the covenants, agreements and indemnities contained herein or in any of the aforesaid other documents and instruments to be performed by him, her or it within the time for performance as specified herein (including Seller’s obligation to close) or therein, then, provided Buyer has notified Seller in writing of same and Seller has failed to cure such condition or circumstance or non-performance within 5-business days of receipt of such notice, Buyer’s  remedies on account of any such breach shall be to:

(i)

terminate this Agreement by delivering written notice of Buyer’s election to terminate to Seller, in which event the Earnest Money (and all interest thereon) shall be returned immediately to Buyer and neither Seller nor Buyer shall have any further liability to the other except for the Post-Termination Obligations except that Seller will reimburse Buyer for all of its actual out of pocket third party costs and expenses incurred in connection with its due diligence of the Property up to $75,000.00; or

(ii)

waive any claim for such breach and complete the purchase of the Property; or

(iii)

waive any claim for damages and file an action (the “Specific Performance Action”) for specific performance of this Agreement to compel Seller to close, and Buyer shall be entitled to reimbursement for all of its costs and expenses, including reasonable attorneys’ fees, incurred in connection with such Specific Performance Action, if it prevails.

(ggg)

Buyer Default.  In the event that Buyer shall have failed to close upon the acquisition of the Property when otherwise expressly required to do so by the terms of this Agreement, and provided Seller has notified Buyer in writing of the same and Buyer has failed to cure such condition or circumstance or non-performance within 5-days of receipt of such notice, Seller’s sole remedy on account thereof shall be to terminate this Agreement by delivering written notice of its election to so terminate to Buyer, in which event the Earnest Money (and all interest thereon) shall be paid to Seller as liquidated damages, it being understood that Seller’s actual damages in the event of such default are difficult to ascertain and that such proceeds represent the parties’ best current estimate of such damage and thereupon neither party shall have any further obligation to the other under this Agreement except for the Post-Termination Obligations.

Brokerage.

Seller and Buyer acknowledge that CB Richard Ellis (Attn: Casey Rosen and Bill Kent) (the “Broker”) has participated as a broker or consultant to Seller in this transaction.  Seller shall pay the Broker’s commission from the Closing Escrow pursuant to an agreement between Seller and Broker.  In addition, at or prior to Closing, Seller shall pay any and all leasing fees and commissions due and payable in connection with any Lease.  Buyer and Seller each represent and warrant to the other that they have dealt with no other brokers, finders or intermediaries of any kind in connection with this transaction.  Seller does hereby indemnify and agree to hold Buyer harmless from and against any and all causes, claims, demands, losses, liabilities, fees, commissions, settlements, judgments, damages, expenses and fees (including, without limitation, reasonable attorneys’ fees and court costs) in connection with any claim for commissions, fees, compensation or other charges relating in any way to any Lease and this transaction, or the consummation thereof, which may be made by any person, firm or entity (including Broker ) as the result of any of Seller’s acts or the acts of Seller’s representatives, or as a result of Seller’s breach of its representations to Buyer contained in this Section.  Buyer does hereby indemnify and agree to hold Seller harmless from and against any and all causes, claims, demands, losses, liabilities, fees, commissions, settlements, judgments, damages, expenses and fees (including, without limitation, reasonable attorney’s fees and court costs) in connection with any claim for commissions, fees, compensation or other charges relating in any way to this transaction, or the consummation thereof, which may be made by any person, firm, or entity (excluding Broker ) as the result of any of Buyer’s acts or the acts of Buyer’s representatives, or as a result of Buyer’s breach of its representations to Seller contained in this Section.  The obligations of Buyer and Seller under this Section 14 shall survive any termination of or Closing under this Agreement.

Buyer’s Condition Precedent as to Property Tenancies.

(hhh)

It is a condition to Buyer’s obligation to close that as of the date of Closing: (i) the Property be no less than ninety-four percent (94.00%) (based upon gross leasable area) leased to tenants under leases with all Occupancy Conditions, described upon Exhibit “J,” attached, (as hereinafter defined) having been fulfilled, pursuant to the Rent Roll, and (ii) all tenant improvement allowances and leasing commissions for any tenant lease shall have been fully paid and discharged (or credited to Buyer at Closing).  Notwithstanding the foregoing, the gross leasable area leased to the tenants Time Happens and Chemcorr listed on Exhibit “M” hereto shall be deemed “leased to tenants” for purposes of this provision even if all Occupancy Conditions have not been fulfilled as of the date of Closing for Time Happens and Chemcorr.  Further, if on the date of Closing the sole remaining unfulfilled Occupancy Condition for the tenant ABC Liquor (listed on Exhibit “M”) is that its obligation to pay rent has not yet commenced by the terms of its lease, then Buyer agrees to Close upon the acquisition of the Property (as to ABC Liquor) notwithstanding the non-satisfaction of the payment of rent Occupancy Condition by ABC Liquor, so long as Buyer receives the “make whole” credit (described immediately below) at Closing.

(iii)

Buyer has approved the tenants and their lease terms listed on Exhibit “M” hereto, subject only to review and approval of the executed lease(s) by Buyer. Any prospective tenant and its lease terms shall be subject to review and written approval of Buyer.  Seller covenants and agrees that Seller shall be solely responsible for the payment of the costs of construction, tenant build-out and improvement allowances, an at-Closing credit to Buyer for rent and reimbursements in an amount sufficient to “make-whole” Buyer for rent and reimbursements attributable to any tenant expressly accepted by Buyer (if any, in addition to the tenants Time Happens and Chemcorr) as not paying full rent as of Closing, calculated from and including the date of Closing, through the date the tenant is scheduled to commence the payment of full rent by the terms of its lease, and payment of brokerage commissions and like-costs and expenses related to each tenancy described upon Exhibit “M.”

Seller’s Obligations Regarding the Leases

(jjj)

It shall be a condition to Buyer’s obligation to close with respect to the Property that there shall not be a material default by either Seller, as landlord, or any tenant under Lease , in the performance of the respective obligations thereunder, and on or prior to ten (10) days before the date of Closing under this Agreement, Buyer shall have received: (i) an estoppel certificate, in such tenant’s  customary form, otherwise in the form attached hereto as Exhibit “C,” from each of the following: Ross, Shoe Carnival,  PetsMart, Starbucks, Lane Bryant, Game Stop, Best Buy, Bed Bath, AC Moore, Books-a-Million, Walgreens, ULTA, Longhorn Steakhouse, Rack Room Shoes, Buffalo Wild Wings, Fulton Bank, Justice, CJ Banks, VA State Liquor, Christopher and Banks, AT&T Wireless, T Mobile, FedEx Kinko’s, CitiFinancial, GNC, Sentara Medicine, Office Max, Virginia Premier HMO, Deb Shops, Five Below, IHOP, Tae Kwon Do and Red City Buffet (collectively, the “Required Estoppel

Tenants”), and (ii) an estoppel, certificate in the form required pursuant to the applicable Lease or otherwise in form and substance reasonably acceptable to Buyer, (provided that national tenants may use their own typical form of estoppel) from tenants leasing not less than eighty percent (80%) of the space in the Property leased to tenants other than the Required Estoppel Tenants (and each lease guarantor of a Lease for which an estoppel certificate is required, as applicable).  Subject to satisfaction of the estoppel delivery requirements immediately above, Seller shall deliver a Seller estoppel (in the form described by the tenant estoppel form attached hereto or the form either described by or attached to the applicable tenant lease) to Buyer for any tenant not otherwise delivering a tenant estoppel.  Seller’s estoppel shall survive Closing for a period of time measured from the date of Closing until the first to occur of: (i) 12-months from the date of Closing, and (ii) receipt by Buyer of an acceptable (which would include (as to form) the form either described by or attached to any lease or the form estoppel of any national credit tenant) tenant estoppel for the tenant in question.

(kkk)

Seller shall request an REA estoppel certificate substantially in the form of Exhibit “D,” attached hereto and made a part hereof, from Kohl’s (shadow anchor) and each other party (if any) to any reciprocal easement agreement (REA), declaration, association, or like-agreement affecting the Property and Seller will furnish to Buyer copies of all responses received from such requests.  Kohl’s may deliver its typical form of REA estoppel.

(lll)

Buyer shall also have the right to contact any tenant or REA party if such tenant or REA party does not deliver an estoppel certificate or if the estoppel certificate delivered by such tenant or REA party contains material changes to the required form. Seller shall use its commercially reasonable efforts to resolve material changes between the estoppel certificate furnished to each tenant and REA party and the estoppel certificate received from any tenant and REA party.

(mmm)

Intentionally Deleted.

(nnn)

Between the date of this Agreement and the expiration of the Due Diligence Period Seller may enter into new leases and may amend, modify or terminate any Lease affecting all or any portion of the Property in the ordinary course of business and consistent with Seller’s past management of the Property.  Between the expiration of the Due Diligence Period and the earlier of the Closing or the termination of this Agreement, Seller shall not be permitted to amend, modify or terminate any Lease affecting all or any portion of the Property, or to enter into new leases of space at the Property, without first obtaining Buyer’s prior written approval, which approval will not be unreasonably withheld or delayed.

Indemnity.

From and after the date of Closing, (a) Seller agrees to indemnify, protect, defend and hold Buyer, its directors, officers, employees, partners, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused by the willful misconduct or negligent acts or omissions of Buyer or its directors, officers, employees, partners, lenders and agents and except those for which Buyer has indemnified Seller pursuant to Paragraph 4 of this Agreement), arising out of the ownership and operation of the Property prior to the Closing date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property; and (b) in addition to the indemnification provided under Paragraph 4 of this Agreement, Buyer agrees to indemnify, protect, defend and hold Seller, its directors, officers, partners, employees, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused by the willful misconduct or negligent acts or omissions of Seller or its directors, officers, partners, employees, lenders and agents), arising out of the ownership and operation of the Property by Buyer from and after the Closing date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property.

Miscellaneous

(ooo)

All notices, consents and approvals required by this Agreement shall be either:  (i) personally delivered; or (ii) sent via facsimile transmission; or (iii) sent by overnight courier for next-business day delivery via Federal Express, UPS, Purolator or another national reputable courier.  Said notices, consents and approvals shall be deemed received on the date the same are actually received or delivery thereof is refused.  Said notices, consents and approvals shall be sent to the parties hereto at the following addresses, unless otherwise notified in writing:

To Seller:

Mountain Ventures Virginia Beach, LLC

c/o The Goodman Company

Phillips Point, East Tower

777 South Flagler Drive, Suite 1101

West Palm Beach, Florida 33401

Attn: Lawrence A. Silvestri, General Counsel

Facsimile: 561-832-8466

To Buyer:

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attn: Mark Cosenza, Vice President

Facsimile: 630-218-4935

Copy to:

The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attn: Robert Baum, General Counsel

Facsimile: 630-218-4900 and 630-571-2360

(ppp)

Waiver of Jury Trial.

Each of Seller and Buyer hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or any other instrument executed or delivered in connection herewith or (ii) in any way connected with or related or incidental to its dealings with respect to this Agreement or any other instrument executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each of Seller and Buyer hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury.

(qqq)

Entire Agreement and Amendments.

This Agreement, together with any Exhibits referred to herein, constitute the entire understanding between the parties hereto and supersedes any and all prior arrangements or understandings between the parties.  This Agreement can be amended only by a writing signed by Buyer and Seller.

(rrr)

Exhibits.

All exhibits attached hereto are hereby incorporated by reference and made a part hereof.

(sss)

Insurance; Destruction of Improvements.

Between the date of this Agreement and the earlier of the Closing date or the termination of this Agreement, Seller agrees to maintain with respect to the Property casualty insurance with replacement cost and agreed amount coverage.

If prior to Closing all or any part of the Property is destroyed or damaged or is taken by condemnation, eminent domain or other governmental acquisition provisions, then the following procedures shall apply:

(i)

If the cost of repair or replacement or the value of the governmental taking is Two Hundred Fifty Thousand Dollars ($250,000.00) or less in the reasonable opinion of Buyer’s and Seller’s respective engineering consultants, and the Leases of the Property are not terminable on account thereof (assuming any necessary repairs, replacements or alterations required under the Leases are diligently pursued by the landlord thereunder) or, if any Lease is so terminable, the tenant under such Lease has waived its termination rights and no abatement of rent, which is neither covered by insurance nor for which Seller does not agree to indemnify Buyer, occurs as a result of the damage, destruction or, or, after taking into account all Leases terminated (and treating for this purpose as having been terminated all Leases which are terminable and as to which the tenant has not waived its termination rights and/or abatement of rent, which is neither covered by insurance nor for which Seller does not agree to indemnify Buyer, occurs), the tenancy condition set forth in Paragraph 15(a) is still fulfilled, then Buyer shall close and take the Property as diminished by such events with no reduction in the Purchase Price, and Seller shall assign the right to all casualty insurance and condemnation proceeds due with respect to such destruction, damage or taking to Buyer, as well as, to the extent the same are assignable, the proceeds and benefits under any rent loss or business interruption policies attributable to the period following the Closing and deductibles.

(ii)

If the cost of repair or replacement or the value of the governmental taking is greater than Two Hundred Fifty Thousand Dollars ($250,000.00) in the reasonable opinion of Buyer’s and Seller’s respective engineering consultants, or the Leases are terminable on account thereof (assuming any necessary repairs, replacements or alterations required under the Leases are diligently pursued by the landlord thereunder) and the tenant under such Lease has not waived its termination rights, or if an abatement of rent occurs as a result of the damage, destruction or condemnation, then Buyer, at its sole option, may elect either to (x) terminate this Agreement by written notice to Seller and receive an immediate return of the Earnest Money (and all interest thereon) and neither party shall have any further liability to the other hereunder except for the Post-Termination Obligations; or (y) accept an assignment of Seller’s rights to all casualty insurance and condemnation proceeds with respect thereto with no reduction in the Purchase Price, it being understood and agreed that, in such event, Seller shall cooperate with Buyer in the adjustment and settlement of the insurance or condemnation claim.  The proceeds and benefits under any rent loss or business interruption policies attributable to the period following the Closing and deductibles shall likewise, to the extent the same are assignable, be transferred and paid over to Buyer.

(iii)

In the event of a dispute between Seller and Buyer with respect to the cost of repair, restoration or replacement with respect to the matters set forth in this subsection 18(e), an engineer designated by Seller and an engineer designated by Buyer shall select an independent engineer licensed to practice in the jurisdiction where such Property is located who shall resolve such dispute.  All fees, costs and expenses of the engineer so selected shall be shared equally by Buyer and Seller.

(ttt)

Intentionally Omitted.

(uuu)

Choice of Law.

This Agreement is to be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

(vvv)

Successors and Assigns.

Except as otherwise provided herein, the provisions and covenants contained herein shall inure to and be binding upon the heirs, successors and assigns of the parties hereto.  Buyer shall be permitted, without Seller’s consent, to assign its rights, privileges, duties and obligations under this Agreement to an entity which is an affiliate of Inland Diversified Real Estate Trust, Inc.  Promptly following, and as a condition to, any assignment by Buyer permitted under this subsection 18(h), Buyer shall deliver to Seller an assumption by the assignee of all of Buyer’s duties and obligations under this Agreement. In the event Seller assigns its rights and obligations under this Agreement, the liability of Seller shall in no way be affected and the liability of the Seller for the representations, warranties and covenants made by the Seller herein shall continue as though no such assignment had been made.

(www)

Section Headings.

The headings of the Sections of this Agreement are inserted solely for convenience of reference, and are not intended to govern, limit or aid in the construction of any term or provision hereof.

(xxx)

Waiver.

No claim of waiver, consent or acquiescence with respect to any provision of this Agreement shall be made against either party except on the basis of a written instrument executed by or on behalf of such party.  The party for whose benefit a condition is herein inserted shall have the unilateral right to waive such condition.

(yyy)

Further Actions.

Each of Buyer and Seller agrees to execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this Agreement, or any agreement or document relating hereto or entered into in connection herewith.  In addition, each of Buyer and Seller agrees to use reasonable efforts (not including, without limitation, the prosecution of any litigation or other actions outside of the ordinary course of business) to cause any conditions to its obligation to close to be satisfied.

(zzz)

Neutral Construction.

Each of the parties hereto has been involved in the negotiation, review, and execution of this Agreement and each has had the opportunity to receive independent legal advice from attorneys of its choice with respect to the advisability of making and executing this Agreement.  In the event of any dispute or controversy regarding this Agreement, the parties hereto shall be considered to be the joint authors of this Agreement and no provision of this Agreement shall be interpreted against a party hereto because of authorship.

(aaaa)

Tax Free Exchange.

Each party hereby agrees to take reasonable actions at Closing as are reasonably necessary to help the other to effectuate a like-kind exchange of the Property pursuant to Section 1031 of Internal Revenue Code (the “Code”).  Provided, however, that in no event shall the non-requesting party be required to sign any document, nor take title to any other real property, nor to incur any additional expenses or liability in order to effectuate the like-kind exchange.  In addition, the Closing shall not be delayed by the requesting party.  Seller or Buyer, as the case may be, agrees to indemnify, defend and hold the other party harmless from and against any and all costs, expenses, claims and other liabilities of any kind arising with regard to the effectuation of a tax free exchange as described herein.  Notwithstanding anything to the contrary provided herein, the non-requesting party makes no representations or warranties as to the tax treatment of the transaction contemplated hereby or the ability of the transaction contemplated to qualify for like-kind exchange treatment pursuant to Section 1031 of the Code. In the event both parties desire to effectuate a like-kind exchange as described herein, each party shall pay any and all costs associated with their respective transactions

(bbbb)

As is Where is.  Except as expressly provided in this Agreement, the Property is sold in as is where is condition without any representation or warranty whatsoever.

(cccc)

Confidentiality.  Buyer and Seller each acknowledge that the terms of this Agreement are of a confidential nature and that neither party shall disclose such terms to any third party (other than to such party’s attorneys, accountants or other advisors in connection with the transaction contemplated by this Agreement) or make any public announcements or press releases prior to the Closing without the prior written consent of the other party, except to the extent required by law (including SEC reporting requirements of Buyer-affiliated entities). Further, Buyer and its representatives shall not contact Seller's lenders with respect to the Property without the prior written consent of Seller.

IN WITNESS WHEREOF, the Buyer has executed this document as of the day and year first hereinabove written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

an Illinois corporation

By: /s/ Mark Cosenza

Mark Cosenza

Vice President

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC,

a Delaware limited liability company

By: TGC Virginia Beach Associates L.P., sole member

By: VBeach GP LLC, sole general partner

By: GOODMAN PROPERTIES, INC., a Delaware

corporation, its Manager

By: /s/ Lawrence A. Silvestri

Name: Lawrence A. Silvestri

As Its: Vice President

Date of Acceptance by Seller: November 18, 2010

EXHIBIT 10.1

EXHIBIT A

Legal Description

Parcel One

ALL THOSE certain lots, pieces or parcels of land, situate, lying and being in the City of Virginia Beach, Virginia, and being known, numbered and designated as PARCEL 1, PARCEL A, PARCEL B, PARCEL C AND PARCEL D, as shown on that certain plat entitled “LANDSTOWN COMMONS RETAIL CENTER, VIRGINIA BEACH, VIRGINIA”, which said plat is duly recorded in the Clerk’s Office of the Circuit Court of the City of Virginia Beach, Virginia as Instrument No. 20070123000101690.

Parcel Two

ALL THAT certain lot, piece, or parcel of land, with the buildings and improvements thereon, situated in the City of Virginia Beach, Virginia, containing 1.1612 acres, and being known, numbered, and designated as Lot 1, as shown on that certain plat entitled "Subdivision Plat for Continental Telephone Company of Survey of Property for Jon C. McGruder (M.B. 71, P. 1 Princess Anne Borough-Virginia Beach, Virginia", dated December 10, 1984, made by Mel Smith & Associates, which plat is duly recorded in the Clerk's Office of the Circuit Court of the City of Virginia Beach, VA, in Map Book 2396, at page 185, to which plat reference is hereby made for a more specific description of said parcel;

SAVE AND EXCEPT all that certain lot, piece or  parcel of land, with all buildings and improvements thereon and the appurtenances thereunto appertaining, lying, situate and being in the City of Virginia Beach, VA and being known, numbered and designated as Lot 1A, .0618 acres, on that certain plat entitled "Subdivision Plat for Continental Telephone Company, Survey of Property for Jon C. McGruder, Princess Anne Borough, Virginia Beach, VA", which plat is duly recorded in the Clerk's Office of the Circuit Court of the City of Virginia Beach, VA, in Deed Book 2396, at page 185.  Together with an ingress and egress easement, being fifteen (15) feet in width and running from said Lot 1A to Princess Anne Road, all as is more particularly described as shown on the aforesaid duly recorded plat, and being conveyed to Continental Telephone Company by deed of Howard H. Holzmacher, Sr., dated April 23, 1985, and duly recorded in the Clerk's Office aforesaid in Deed Book 2406, at page 1569.

TOGETHER WITH those certain rights, privileges and easements as contained in the Reciprocal Easement Agreement between David S. Italiano and Teressa A. Italiano and Mountain Ventures Virginia Beach, LLC recorded in the Clerk's Office of the Circuit Court of City of Virginia Beach, Virginia, as Instrument No. 20070123000104770.

TOGETHER WITH those certain rights, privileges and easements as contained in the Reciprocal Easement Agreement between Kohl’s Department Stores, Inc. and Mountain Ventures Virginia Beach, LLC  recorded in the Clerk's Office of the Circuit Court of City of Virginia Beach, Virginia, as Instrument No. 20070123000104900.

LESS AND EXCEPT property conveyed to Commonwealth Transportation Commissioner of Virginia by Certificate of Take recorded November 18, 2008 as Instrument No. 20081118001322060.

Parcel Three

ALL THOSE certain lots, pieces or parcels of land, situate, lying and being in the City of Virginia Beach, Virginia, and being known, numbered and designated as PARCEL A-1 AND PARCEL D-1, as shown on that certain plat entitled “PLAT SHOWING RESUBDIVISION OF PARCEL A AND PARCEL D, LANDSTOWN COMMONS RETAIL CENTER, VIRIGINA BEACH, VIRGINIA”, which said plat is duly recorded in the Clerk’s Office of the Circuit Court of the City of Virginia Beach, Virginia as Instrument No. 20090721000845810.

EXHIBIT 10.1

EXHIBIT B

ASSIGNMENT OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged,

(“Seller”) and  as leasing agent for said Seller (collectively, “Assignor”), hereby assign to _____________________________ (“Assignee”) as managing agent for ________________ _______, and its successors or assigns, all of Assignor’s right, title and interest in, to and under that certain lease described on Exhibit B attached hereto and made a part hereof, which lease relates to that certain real Property legally described on Exhibit A attached hereto and made a part hereof.  Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the lease which occurred and accrued prior to the date of this Assignment.

IN WITNESS WHEREOF, Assignor has executed and delivered this Assignment of Leases as of the _______ day of _______, 2011.

ASSIGNOR:

Seller

By:

managing agent

EXHIBIT 10.1

ACCEPTANCE AND ASSUMPTION

The undersigned, _______________________________, as managing agent for ________________ ___________, and its successors or assigns, and the Assignee under the foregoing Assignment of Leases, hereby accepts such assignment and assumes all obligations of the landlord under the leases referenced therein arising on or after the date of this Acceptance and Assumption.

The undersigned represents and warrants to the Assignor under the foregoing Assignment of Leases that it is authorized to execute this Acceptance and Assumption as managing agent for ________________ ____________, and its successors or assigns, and that this Acceptance and Assumption shall be binding upon, and shall constitute the enforceable obligation of ________________ _________________, and its successors or assigns.

IN WITNESS WHEREOF, the undersigned Assignee has executed and delivered this Acceptance and Assumption as of the _____ day of _____, 2011.

By:

Its:

EXHIBIT 10.1

EXHIBIT C

Tenant Estoppel Certificate Form - General

To:

Inland Real Estate Acquisitions, Inc., and

Inland Diversified ______ _______, L.L.C. (insert Inland nominee entity),

and its lenders, successors and assigns (“Buyer”)

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Robert Brinkman

Re:

Lease Agreement dated  and amended  (“Lease”), between  as “Landlord”, and  , as “Tenant”, guaranteed by  (“Guarantor”) for leased premises known as  (the “Premises”) of the property `commonly known as  (the “Property”).

1.

Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

(a)

Dates of all amendments, letter agreements, modifications and waivers related to the Lease

(b)

Commencement Date

(c)

Expiration Date

(d)

Current Annual Base Rent

Adjustment Date

Rental Amount

______________

_______________

(e)

Fixed or CPI Rent Increases

(f)

Square Footage of Premises

(g)

Security Deposit Paid to Landlord

(h)

Renewal Options

Additional Terms for

________ years at $___________  per year

(i)

Termination Options

Termination Date ______________

Fees Payable _________________

2.

Tenant further certifies to Buyer that:

(a)

the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

(b)

the Lease has not been assigned and the Premises have not been sublet by Tenant;

(c)

Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

(d)

Tenant is open for business or is operating its business at the Premises;

(e)

no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

(f)

Landlord has no obligation to segregate the security deposit or to pay interest thereon;

(g)

Landlord is not in default under the Lease and no event has occurred which, with the giving  of notice or passage of time, or both, could result in a default by Landlord;

(h)

Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease; (this may be qualified as to knowledge if given by Seller under its Seller estoppel)

(i)

Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));

(j)

Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;

(k)

Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property; (this may be qualified as to knowledge if given by Seller under its Seller estoppel)

(l)

no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;

(m)

Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;

(n)

Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;

(o)

Except as may be described by the Lease, the Lease does not give the Tenant any operating exclusives for the Property; and

(p)

Rent has been paid through ______ __, 2010 {2011}.

3.

This certification is made with the knowledge that Buyer is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property.  Tenant acknowledges that Buyer’s interest in the Lease (as landlord) will be assigned to a lender as security for the loan.  All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer’s lender or its successors and assigns.  In the event that a lender succeeds to landlord’s interest under the Lease, Tenant agrees to attorn to the lender at lender’s request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect.  Tenant further acknowledges and agrees that Buyer (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate.  The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

[TENANT]

By:

Its:

Date

, 2010 {2011}

EXHIBIT 10.1

GUARANTOR ESTOPPEL CERTIFICATE

Date:_________________________, 2010 {2011}

To:  _____________

Inland Real Estate Acquisitions, Inc., and

Inland Diversified _____ ______, L.L.C. (insert Inland nominee entity),

and its lenders, successors and assigns (“Buyer”)

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Robert Brinkman

Re:

Guaranty Agreement dated  (“Guaranty of Lease”) pertaining to that certain lease dated  between  as Landlord and  as Tenant for leased premises known as  (the “Premises”) located at the property commonly known as  (the “Property”).

1.

Guarantor certifies to Lender and Buyer that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

2.

This certification is made with the knowledge that Buyer is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property.  Guarantor further acknowledges and agrees that Buyer and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3.

The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

[GUARANTOR]

By:

EXHIBIT 10.1

EXHIBIT D

REA ESTOPPEL CERTIFICATE

To:

Inland Real Estate Acquisitions, Inc., and

Inland Diversified _____ ______, L.L.C. (insert Inland nominee entity),

and its lenders, successors and assigns (“Buyer”)

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Robert Brinkman

REA ESTOPPEL STATEMENT

The undersigned ________________, a __________ corporation (“______”), is a party to the ____________________ (REA) recorded on ____________ ____, _____ in Book _____, Page _____ of the Public Records of ______ County, _____ (the “REA”), between and among ______, _________________________, a ____________ (“Developer”), and _____________________, a __________ (corporation) (“______”), with respect to the _______________________ Shopping Center in ________, _______ (the “Shopping Center”).  __________ has been advised that Developer is in process of selling Developer’s interest in the Shopping Center to ______ (entity) having a notice address of _____________________, _________, ______________, Attention: _____________ (together with its lender, and successors and assigns, collectively referred to herein as “Buyer”).  ____________ hereby states to Buyer as follows (without undertaking any investigation to verify the accuracy of the statements made):

1.

The REA has not been amended and is in full force and effect.

The REA is presently in full force and effect according to its terms.

________ has neither given nor received any notice of default with respect to the REA.  To the best of ____________’s knowledge (whereby knowledge shall be limited to the party signing this REA Estoppel Agreement on behalf of ________), neither ________ nor any other party is in default under the REA.

As provided under Section ___ of the ______________REA, ________ acknowledges and agrees that, upon its acquisition of Developer’s interest in the Shopping Center, Buyer shall be entitled to all of the benefits, rights, privileges and burdens of the Developer under the REA.

The gross leasable area of the _________ store is ___________________.

________’s last contribution for common area maintenance costs and expenses was for the month of _______, 2010{2011} in the amount of $ ___________.

This Statement does not (a) constitute a waiver of any rights ________ may have under the REA, or (b) modify, alter, or change any of the terms or conditions of the REA.

No officer or employee signing this Statement on behalf of ________ shall have any liability as a result of having given this statement.

The statements contained in this Statement are not affirmative representations, warranties, covenants or waivers, and ________ shall not be liable to Developer, Buyer or any third party on account of any information herein contained, notwithstanding the failure, for any reason, to disclose and/or correct relevant information.  Notwithstanding the preceding sentence, ________ shall be estopped from asserting any claim or defense against Buyer to the extent such claim or assertion is based upon facts, now known to the person(s) signing below on behalf of ________, which are contrary to those contained herein, if Buyer has acted in reasonable reliance upon such statements without knowledge of facts to the contrary.  This Statement is given solely for Buyer’s information and may not be relied upon by anyone other than Buyer, or in connection with any transaction other than the transaction described above.  Capitalized terms used in this Statement, unless otherwise defined, will have the meanings ascribed to such terms in the REA.

Dated as of

, 2010 {2011}.

_____________________________

a _________(corporation)

By:

As Its:

EXHIBIT 10.1

EXHIBIT E

Landsdown Commons

Rent Roll

EXHIBIT F

INLAND PROPERTY MANAGEMENT

DUE DILIGENCE CHECKLIST

EXHIBIT 10.1

EXHIBIT G

Intentionally Deleted

EXHIBIT 10.1

EXHIBIT H

SURVEYOR’S CERTIFICATION

I/We hereby certify to INLAND _______________________________(Inland nominee), _________________ (Lender) and ___________________________________ (Name of Title Insurance Company) that (a) this survey was prepared by me or under my supervision, (b) the legal description of the property as set forth herein, and the location of all improvements, encroachments, fences, easements, roadways, rights of way and setback lines which are either visible or of record in _______________ County, __________________________

(according to Commitment for Title Insurance Number __________, dated ___________,

2010, issued ________________________________), are accurately reflected hereon, (c) this survey accurately depicts the state of facts as they appear on the ground,  (d) except as shown hereon, there are no improvements, encroachments, fences or roadways on any portion of the property reflected hereon, (e) the property shown hereon has access to a publicly dedicated roadway, (f) the property described hereon {does} {does not} lie in a 100 year flood plain identified by the Secretary of Housing and Urban Development or any other governmental authority under the National Flood Insurance Act of 1968 (24 CFR§1909.1), as amended (such determination having been made from a personal review of flood map number _______, which is the latest available flood map for the property), (g) the title lines and lines of actual possession are the same, (h) all utility services required for the operation of the property either enter the property through adjoining public streets, or this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land, (i) this survey shows the location and direction of all storm drainage systems for the collection and disposal of all surface drainage, (j) the property surveyed contains _______ acres and ___________ parking spaces, (k) any discharge into streams, rivers, or other conveyance systems is shown on the survey. This survey has been made in accordance with “MINIMUM STANDARD DETAIL REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS” jointly established and adopted by American Land Title Association (“ALTA”) and American Congress on Surveying and Mapping (“ACSM”) in 2005 and meets the accuracy requirements of an Urban Survey, as defined therein and includes items 1, 3, 4, 6, 7(a, b, and c), 8-11 and 13 of Table A thereof.

Dated: ____________, 2011  (NAME OF SURVEYOR AND QUALIFICATION)

_____________________________________

Registration No. ________________________

Note: Buyer also requires a finished floor elevation certificate for all finished structures located in a flood zone

EXHIBIT I

TENANT LETTER

(Landlord Letterhead)

_____ ___, 2011

Insert Tenant Name

Insert Tenant Address

Re:

The lease dated _________________ (collectively, with any and all amendments thereto, the “Lease”) between _________________ as tenant (“Tenant”) and ________ as landlord (“Landlord”) for property located at __________ Shopping Center (the “Property”)

Dear Tenant:

Please be advised that the Property, subject to the above-referenced Lease, has been sold as of _____ ____, 2010 to (Entity).  (Entity) has hired _______________ Management as its managing agent for the Property.  Effective immediately, all rent payments pursuant to the Lease should be made payable to _______________ Management and sent to the following address:

_________________________ #__(property number)

__________

__________

__________, _______ __________

In addition, all notices and other communications provided by Tenant under the Lease should be sent to (Entity)  at the following address:

___________________________

c/o (Entity)

Attn: _____________

___________________________

________, __________________

Phone: ____________

Facsimile: _________

In addition, please contact your insurance agent to have a certificate forwarded, naming as additional insured: (i) ________________Management, and (ii) (Entity).  Thank you for your time and attention to this matter.

Very truly yours,

(Landlord)

By:

___________________________________

By:

Name: ___________________________

As Its: ___________________________

cc:

(Entity)

EXHIBIT J

OCCUPANCY CONDITIONS

“Occupancy Conditions:” for any Property gross leasable area shall be collectively defined as having satisfied the following conditions: (i) a signed lease with a tenant, and (ii) the tenant shall have been open for business to the public with a fully-stocked store, and (iii) the tenant shall have been current in the payment of full rent and reimbursements, and (iv) all the leasing commissions and tenant improvement allowances shall have either been paid for by Seller or credited to Buyer, and (v) a permanent certificate of occupancy or its equivalent occupancy permit issued by the local governmental authorities and delivered to Buyer, for such tenant’s respective demised premises.

In addition, for any post-closing construction of buildings and related improvements (the “Improvements”) upon the Property by or on behalf of Seller, the following additional conditions shall apply: (vii) an updated survey showing all as-built Improvements; and (viii) later-date title endorsement insuring title to the Property is not subject to any liens related to any work performed by or on behalf of Seller.

EXHIBIT 10.1

EXHIBIT “K”

Pending or Threatened Governmental Matters

NONE

EXHIBIT “L”

Audit Letter

EXHIBIT “M”

Approved Tenants

1.

Virginia Beach ABC Liquor

2.

IHOP

3.

Medical Practice

4.

Skinny Dip Relocation

5.

Tae Kwon Do

6.

Time Happens (LOI – Lease out for signature)

7.

Chemcorr

EXHIBIT 10.1

AMENDMENT TO AGREEMENT

THIS  AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into this 18TH day of January, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and MOUNTAIN VENTURES VIRGINIA BEACH, L.L.C., a Delaware limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered an agreement of Purchase and Sale of Shopping Center dated November 18, 2010  (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”).

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

 Paragraph 7(a) of the Agreement is hereby amended to delete all references to the date of “January 18, 2011” and “January 28, 2011” shall be substituted in its place.

2.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

3.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Amendment to Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Mark Cosenza

Name:

Mark Cosenza

Its:

 Vice President

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC, A Delaware limited liability company

By:  TGC Virginia Beach Associates L.P., sole member

By:  VBeach GP LLC, sole general partner

By:  GOODMAN PROPERTIES, INC., a Delaware corporation, its Manager

By:

/s/ Lawrence Silvestri

Name:  Lawrence Silvestri

Its:

Vice President

EXHIBIT 10.1

SECOND AMENDMENT TO AGREEMENT

THIS  SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into as of this 28TH day of January, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and MOUNTAIN VENTURES VIRGINIA BEACH, L.L.C., a Delaware limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered an agreement of Purchase and Sale of Shopping Center dated November 18, 2010 and an amendment dated January 18, 2011  (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”).

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

4.

 Paragraph 7(a) of the Agreement is hereby amended to delete all references to the date of “January 28, 2011” and “February 4, 2011” shall be substituted in its place.

5.

This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

6.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

Second Amendment

1

The Purchaser and Seller have each caused this Second Amendment to Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Mark Cosenza

Name:

Mark Cosenza

Its:

 Vice President

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC, A Delaware limited liability company

By:  TGC Virginia Beach Associates L.P., sole member

By:  VBeach GP LLC, sole general partner

By:  GOODMAN PROPERTIES, INC., a Delaware corporation, its Manager

By:

/s/ Lawrence Silvestri

Name:  Lawrence Silvestri

Its:

Vice President

2

EXHIBIT 10.1

THIRD AMENDMENT TO AGREEMENT

THIS  THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into as of this 3RD  day of February, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and MOUNTAIN VENTURES VIRGINIA BEACH, L.L.C., a Delaware limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered an agreement of Purchase and Sale of Shopping Center dated November 18, 2010, an amendment dated January 18, 2011 and an amendment dated January 28, 2011 (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”).

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

7.

 Paragraph 7(a) of the Agreement is hereby amended to delete all references to the date of “February 4, 2011” and “February 10, 2011” shall be substituted in its place.

8.

Paragraph 3 of the Agreement, The Purchase Price, is hereby amended to delete “NINETY-THREE MILLION AND NO/100 DOLLARS ($93,000,000.00)” and “NINETY-ONE MILLION ONE HUNDRED AND SIXTY-THREE THOUSAND SEVEN HUNDRED AND FIFTY DOLLARS ($91,163,750.00)” shall be substituted in its place.

9.

“Exhibit A” of the Agreement is hereby amended to delete “Exhibit A” and the attached “Exhibit A” shall be substituted in its place.

10.

 “Exhibit E” of the Agreement is hereby amended to delete “Exhibit E” and the attached “Exhibit E” shall be substituted in its place.

11.

In “Exhibit M” and Paragraph 15 (a) of the Agreement all references to the tenant “Time Happens” is hereby deleted and the proposed tenant “GOHO Dental PLLC” is hereby substituted in its place.

Third Amendment with attachments

1

12.

The Closing date as described Paragraph 2(a) line 4 of the Agreement is hereby amended by deleting the date “February 28, 2011” (by Seller notice dated December 14, 2010) and inserting the date of “March 15, 2011.”

This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

The Purchaser and Seller have each caused this Third Amendment to Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Mark Cosenza

Name:

Mark Cosenza

Its:

 Vice President

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC, A Delaware limited liability company

By:  TGC Virginia Beach Associates L.P., sole member

By:  VBeach GP LLC, sole general partner

By:  GOODMAN PROPERTIES, INC., a Delaware corporation, its Manager

By:

/s/ Lawrence Silvestri

2

Name:  Lawrence Silvestri

Its: Vice President

3

FOURTH AMENDMENT TO AGREEMENT

THIS  FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into as of this 10TH day of February, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and MOUNTAIN VENTURES VIRGINIA BEACH, L.L.C., a Delaware limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered an agreement of Purchase and Sale of Shopping Center dated November 18, 2010, an amendment dated January 18, 2011 an amendment dated January 28, 2011 and an amendment dated February 3, 2011 (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”).

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

13.

 Paragraph 7(a) of the Agreement is hereby amended to delete all references to the date of “February 10, 2011” and “February 17, 2011” shall be substituted in its place.

This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

The Purchaser and Seller have each caused this Fourth Amendment to Agreement to be executed by its duly authorized officer all as of the day and year first above written.

(Signatures on following page)

Fourth Amendment

1

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Mark Cosenza

Name:

Mark Cosenza

Its:

 Vice President

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC, A Delaware limited liability company

By:  TGC Virginia Beach Associates L.P., sole member

By:  VBeach GP LLC, sole general partner

By:  GOODMAN PROPERTIES, INC., a Delaware corporation, its Manager

By:

/s/ Lawrence Silvestri

Name:  Lawrence Silvestri

Its: Vice President

Fourth Amendment

2

FIFTH AMENDMENT TO AGREEMENT

THIS  FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into as of this 17TH day of February, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and MOUNTAIN VENTURES VIRGINIA BEACH, L.L.C., a Delaware limited liability company (“Seller”) (collectively “Parties).

RECITALS:

A.

Seller and Purchaser executed and delivered an agreement of Purchase and Sale of Shopping Center dated November 18, 2010, an amendment dated January 18, 2011, an amendment dated January 28, 2011, an amendment dated February 3, 2011, and an amendment dated February 10, 2011 (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”).

B.  The Parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

14.

Buyer hereby waives the right to terminate the Agreement pursuant to Paragraph 7(a) of the Agreement, subject only to the satisfaction (by Seller) or waiver (by Purchaser) of the following no later than the date of Closing:

(a)

The open items identified in the letter from Robert W. Brinkman to Andrea Molina dated February 9, 2011 as revised February 16, 2011 (copy attached).

(b)

The open items identified in Buyer's Survey comments dated February 7, 2011 (copy attached).

(c)

The open items identified in Buyer's Title comments dated February 8, 2011 (copy attached).

(d)

Receipt by Purchaser at Closing of the $29,000.00 credit described upon page-4 of the 5-page email string of messages last dated February 17, 2011 (copy attached);

Fifth Amendment

1

and confirmation by Purchaser that the matters agreed to be corrected by Seller as described by the 5-page email string of messages have been corrected by Seller to the reasonable satisfaction of Purchaser.

15.

Buyer will accept in satisfaction of Survey comment 14 an indemnity agreement from Seller in connection with any third-party claim that the height of Building V and/or Buildings K through T violate(s) the Reciprocal Easement Agreement dated January 19, 2007 between Kohl’s Department Stores, Inc. and Mountain Ventures Virginia Beach, LLC, the Lease dated as of October 23, 2006 by and between TGC Virginia Beach Associates, L.P. (predecessor in interest to Mountain Ventures Virginia Beach, LLC) and Best Buy Stores, L.P., or the Deed of Lease dated October 18, 2006 by and between TGC Virginia Beach Associates, L.P. (predecessor in interest to Mountain Ventures Virginia Beach, LLC) and Ross Stores, Inc.  The indemnity agreement shall be in form and substance mutually agreed upon and shall provide that Seller may resolve any third-party claim by reducing the height of architectural features.

This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

The Purchaser and Seller have each caused this Fifth Amendment to Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Mark Cosenza

Name:

Mark Cosenza

Its:

 Vice President

Fifth Amendment

2

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC, A Delaware limited liability company

By:

TGC Virginia Beach Associates L.P., sole member

By:

VBeach GP LLC, sole general partner

By:

GOODMAN PROPERTIES, INC., a Delaware corporation, its Manager

By:

/s/ Lawrence Silvestri

Name:  Lawrence Silvestri

Its: Vice President

Fifth Amendment

3

SIXTH AMENDMENT TO AGREEMENT

THIS  SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Sixth Amendment”) is entered into as of this 10th day of March, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and MOUNTAIN VENTURES VIRGINIA BEACH, L.L.C., a Delaware limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered an agreement of Purchase and Sale of Shopping Center dated November 18, 2010, an amendment dated January 18, 2011, a Second amendment dated January 28, 2011, a Third Amendment dated February 3, 2011,  a Fourth Amendment dated February 10, 2011 and a Fifth Amendment dated February 17, 2011 (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”).

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The Closing date as described Paragraph 2(a) line 4 of the Agreement is hereby amended by deleting the date “March 15, 2011” (by Seller notice dated December 14, 2010) and inserting the date of “March 23, 2011.”

2.

Notwithstanding Section 8 (d) of the Agreement, Seller agrees to waive its right to deferred rent for tenant, Anytime Fitness.

This Sixth Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

Sixth Amendment

1

The Purchaser and Seller have each caused this Sixth Amendment to Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ G. Joseph Cosenza

Name:

G. Joseph Cosenza

Its:

President

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC, A Delaware limited liability company

By:  TGC Virginia Beach Associates L.P., sole member

By:  VBeach GP LLC, sole general partner

By:  GOODMAN PROPERTIES, INC., a Delaware corporation, its Manager

By:

/s/ Lawrence Silvestri

Name:  Lawrence Silvestri

Its: Vice President

Sixth Amendment

2

SEVENTH AMENDMENT TO AGREEMENT

THIS  SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Seventh Amendment”) is entered into as of this 23th day of March, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and MOUNTAIN VENTURES VIRGINIA BEACH, L.L.C., a Delaware limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered an agreement of Purchase and Sale of Shopping Center dated November 18, 2010, an amendment dated January 18, 2011, a Second amendment dated January 28, 2011, a Third Amendment dated February 3, 2011,  a Fourth Amendment dated February 10, 2011, a Fifth Amendment dated February 17, 2011 and a Sixth Amendment dated March 10, 2011 (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Virginia Beach, Virginia and commonly known as Landstown Commons Shopping Center (the “Property”).

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

The Closing date as described Paragraph 2(a) line 4 of the Agreement is hereby amended by deleting the date “March 23, 2011” (by Seller notice dated December 14, 2010) and inserting the date of “March 25, 2011.”

This Seventh Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

SeventhAmendment

1

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

The Purchaser and Seller have each caused this Seventh Amendment to Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Mark Cosenza

Name:

Mark Cosenza

Its:

Vice President

SELLER:

MOUNTAIN VENTURES VIRGINIA BEACH, LLC, A Delaware limited liability company

By:  TGC Virginia Beach Associates L.P., sole member

By:  VBeach GP LLC, sole general partner

By:  GOODMAN PROPERTIES, INC., a Delaware corporation, its Manager

By:

/s/ Lawrence Silvestri

Name:  Lawrence Silvestri

Its: Vice President

Seventh Amendment

2